UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 5, 2005
Date of Report
(Date of earliest event reported)

OSTEOTECH, INC.
(Exact Name of Registrant as Specified in Charter

Delaware (State or Other Jurisdiction of Incorporation Identification No.)	0-19278 (Commission File Number)	13-3357370 (Zip Code)

(732) 542-2800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed
Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 5, 2005, Osteotech, Inc. (the “Company”) was notified by PricewaterhouseCoopers LLP (“PWC”) that PWC will cease to act as the Company’s independent registered public accounting firm upon the completion of its review of the Company’s interim unaudited consolidated financial statements as of and for the three months ended March 31, 2005.

The Audit Committee of our Board of Directors has been informed of PWC’s resignation and intends to begin the search for a replacement with the expectation of retaining a new independent registered public accounting firm prior to the filing of our Form 10-Q for the second quarter ending June 30, 2005.

The reports of PWC on the consolidated financial statements of the Company as of December 31, 2004 and 2005 and for the years then ended, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and through April 5, 2005, there were no disagreements between us and PWC on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

During the Company’s two most recent fiscal years and through April 5, 2005, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except as noted in the next sentence. As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, PWC had advised the Company that there was a material weakness related to the timely review and monitoring of certain account analyses, including the account impacted by the flaw in our computer software detected during year-end 2003 closing procedures. The Company instituted additional procedures in first quarter 2004 to address such weakness and subsequently found that such procedures are operating effectively.

We have provided PWC with a copy of the above disclosures in response to Item 304(a) (3) of Regulation S-K in conjunction with the filing of this Form 8-K. We requested that PWC deliver to us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in response to Item 304(a)(3) of Regulation S-K, and if not, stating the respects in which it does not agree. PWC’s letter is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

16.1	Letter of concurrence from PricewaterhouseCoopers LLP

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2005	OSTEOTECH, INC. —————————————————————— (Registrant)

	By:	/s/ Michael J. Jeffries ———————————————————– Michael J. Jeffries Executive Vice President Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)